UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RUBIUS THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! RUBIUS THERAPEUTICS, INC. ATTN: CORPORATE SECRETARY 399 BINNEY STREET, SUITE 300 CAMBRIDGE, MASSACHUSETTS 02139 RUBIUS THERAPEUTICS, INC. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF RUBIUS THERAPEUTICS, INC. TO BE HELD ON MAY 12, 2021 Meeting Type: Annual Meeting For holders as of: March 15, 2021 Date: May 12, 2021 Time: 9:00 AM EDT Location: Virtually at www.virtualshareholdermeeting.com/RUBY2021 Vote by: May 11, 2021 11:59 PM EDT You invested in RUBIUS THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 12, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 12, 2021 9:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/RUBY2021 Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D47314-P51908 *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D47315-P51908 1. Election of Class III Directors Nominees: 2. To ratify the appointment of PricewaterhouseCoopers LLP as Rubius Therapeutics, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For 01) Pablo J. Cagnoni, M.D. 02) Francis Cuss, M.B., B.Chir., FRCP 03) Sir Jonathan R. Symonds, CBE